Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
(a) Virgin Galactic Business Combination and Basis of Presentation
The Virgin Galactic Business Combination was accounted for as a reverse recapitalization. Under this method of accounting, SCH has been treated as the acquired company for financial reporting purposes. This determination was primarily based on current shareholders of the VG Companies having a relative majority of the voting power of the combined entity, the operations of the VG Companies prior to the acquisition comprising the only ongoing operations of the combined entity, and senior management of the VG Companies comprising the majority of the senior management of the combined entity. Accordingly, for accounting purposes, the financial statements of the combined entity represent a continuation of the financial statements of the VG Companies with the acquisition being treated as the equivalent of the VG Companies issuing stock for the net assets of SCH, accompanied by a recapitalization. The net assets of SCH were recognized as of the date of the Virgin Galactic Business Combination at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Virgin Galactic Business Combination in these financial statements are those of the VG Companies and the accumulated deficit of VG Companies has been carried forward after the Virgin Galactic Business Combination. Earnings per share calculations for all periods prior to the Virgin Galactic Business Combination have been retrospectively adjusted for the equivalent number of shares outstanding immediately after the Virgin Galactic Business Combination to effect the reverse acquisition.
These consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). All intercompany transactions and balances between the various legal entities comprising the Company have been eliminated in consolidation.
Prior to the Virgin Galactic Business Combination, these consolidated financial statements have been derived from the historical consolidated financial statements of V10 and include assets, liabilities, revenues and expenses directly attributable to our operations and allocations of corporate expenses from the V10 and GV for providing certain corporate functions, which included, but are not limited to, general corporate expenses related to finance, legal, compliance, facilities, and employee benefits. Following the Virgin Galactic Business Combination, these consolidated financial statements represent the stand-alone activity of the Company.
Prior to the Virgin Galactic Business Combination, corporate expenses were allocated to us from V10 and GV on the basis of direct usage when identifiable or on the basis of headcount. The Company, V10 and GV each consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to or the benefit received by the Company. Following the Virgin Galactic Business Combination, the Company expects to incur additional expenses as a stand-alone company. It is not practicable to estimate actual costs that would have been incurred had the Company been a stand-alone company during the periods presented prior to the Virgin Galactic Business Combination. Actual costs that may have been incurred if the Company had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.
The historical consolidated financial statements prior to the Virgin Galactic Business Combination do not reflect any attribution of debt or allocation of interest expense.
Following the Virgin Galactic Business Combination, we perform these corporate functions using our own resources or purchased services. We have entered into a transition service agreement with Vi10 in connection with the separation, many of which are expected to have terms longer than one year.
Prior to the Virgin Galactic Business Combination, the Company was historically funded as part of our V10 and GV’s treasury program. Cash and cash equivalents were managed through bank accounts legally owned by us, V10 and GV. Accordingly, cash and cash equivalents held by our V10 and GV at the corporate level were not attributable to us for any of the periods presented. Only cash amounts legally owned by entities dedicated to the Company are reflected in the condensed consolidated balance sheets. Transfers of cash, both to and from V10 and GV’s treasury program by us or related parties, are reflected as a component of net parent investment or membership equity in the consolidated balance sheets and as a financing activity on the accompanying consolidated statements of cash flows.
Prior to the Virgin Galactic Business Combination, as the various entities that make up the Company were not historically held by a single legal entity prior to the contribution of the VG Companies into VGH, LLC on July 8, 2019, total net parent investment is shown in lieu of equity in the consolidated financial statements as of the applicable historical periods. Balances between us, V10 and GV that were not historically cash settled are included in net parent investment. Net parent investment represents V10’s interest in the recorded assets of us and represents the cumulative investment by V10 in us through July 8, 2019, inclusive of operating results.
Prior to the Virgin Galactic Business Combination, certain of our employees historically participated in V10’s stock-based compensation plans in the form of options issued pursuant to V10's plan. The performance conditions set forth in V10 stock-based compensation plans resulted in no stock-based compensation expense recognized during all periods presented prior to consummation of the Virgin Galactic Business Combination.
Prior to the Virgin Galactic Business Combination, the operations of the Company were included in the consolidated U.S. federal, and certain state and local and foreign income tax returns filed by GV, where applicable. Income tax expense and other income tax related information contained in the consolidated financial statements for periods prior to the Virgin Galactic Business Combination are presented on a separate return basis as if the Company had filed its own tax returns. The income taxes of the Company as presented in the consolidated financial statements may not be indicative of the income taxes that the Company will generate in the future. Additionally, certain tax attributes such as net operating losses or credit carryforwards are presented on a separate return basis and have been removed subsequent to the Virgin Galactic Business Combination. In jurisdictions where the Company has been included in the tax returns filed by GV, any income tax receivables resulting from the related income tax provisions have been reflected in the consolidated balance sheets within net parent investment or membership equity, as applicable. Following the Virgin Galactic Business Combination, the Company will file separate standalone tax returns as we effectively became a new and separate tax filer from GV with zero tax attributes and liabilities carrying over.
(b) Reclassification
The accompanying financial statements include reclassification from prior presentation as summarized below:

	12/31/2018 As Reported	Reclassification	12/31/2018 As Adjusted
	(In thousands)
Balance Sheet
Current assets
Cash and cash equivalents	$81,368	$(7,378)	$73,990
Restricted cash and cash equivalents	—	7,378	7,378
Total current assets	119,097	—	119,097
Total assets	$156,039	$—	$156,039
We reclassified to restricted cash any cash deposits received from our future astronauts that are contractually restricted for operational use until the condition of carriage is signed or deposits are refunded. These reclassifications did not have a material impact on our condensed consolidated statements of operations or cash flows. See Note 2 for further information regarding our adoption of Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash.
(c) Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP required us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We base these estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results may differ materially from these estimates. Significant estimates inherent in the preparation of the consolidated financial statements include, but are not limited to, accounting for cost of revenue, useful lives of property, plant and equipment, net, accrued liabilities, income taxes including deferred tax assets and liabilities and impairment valuation, stock-based awards and contingencies.
(d) Cash and Cash Equivalents
The Company's cash consists of cash on hand and, for periods prior to the consummation of the Virgin Galactic Business Combination, was not swept to a centralized cash pool, or maintained, operated, or legally owned by V10 and GV. We consider all highly liquid investments with an original maturity of three months or less, when acquired, to be cash equivalents.
(e) Restricted Cash
We classify as restricted cash any cash deposits received from our future astronauts, that are contractually restricted for operational use until the condition of carriage is signed or the deposits are refunded.
(f) Accounts Receivable
Accounts receivable are recorded at the invoiced amount and unbilled receivable, less an allowance for any potential expected uncollectible amounts and do not bear interest. The Company estimates allowance for doubtful accounts based on historical losses, the age of the receivable balance, credit quality of our customers, current economic conditions, and other factors that may affect the customers’ ability to pay. There was no allowance for uncollectible amounts as of December 31, 2019 and 2018, respectively, and no write-offs for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not have any off balance sheet credit exposure related to its customers.
(g) Inventory
Inventories consist of raw materials expected to be used for the development of the human spaceflight program and customer specific contracts. Inventories are stated at the lower of cost or net realizable value. If events or changes in circumstances indicate that the utility of our inventories have diminished through damage, deterioration, obsolescence, changes in price or other causes, a loss is recognized in the period in which it occurs. We capitalize labor, material, subcontractor and overhead costs as work-in-process for contracts where control has not yet passed to the customer or been consumed by development activities. In addition, we capitalize costs incurred to fulfill a contract in inventories in advance of a contract award as work-in-process if we determine that the contract award is probable. The Company determines the costs of other product and supply inventories by using the first-in first-out or average cost methods.
(h) Prepayments and Other Current Assets
Prepayments consist of prepaid rent, prepaid insurance, and other general prepayments.
(i) Property, Plant, and Equipment, net
Property, plant, and equipment, net and leasehold improvements are stated at cost, less accumulated depreciation.
Depreciation on property, plant, and equipment, net is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter period of the estimated life or the lease term.
The estimated useful lives of property and equipment are principally as follows:

Asset	Useful Life
Buildings	39 years
Leasehold Improvements	Shorter of the estimated useful life or lease term
Aircraft	20 years
Machinery & equipment	5 to 7 years
IT software and equipment	3 to 5 years
We incur repair and maintenance costs on major equipment, which is expensed as incurred.
(j) Leases
The Company determines whether an arrangement contains a lease at inception. A lease is a contract that provides the right to control an identified asset for a period of time in exchange for consideration. For identified leases, the Company determines whether it should be classified as an operating or finance lease. Operating leases are recorded in the balance sheet as: right-of-use asset (“ROU asset”) and operating lease obligation. ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at the commencement date of the lease and measured based on the present value of lease payments over the lease term. The ROU asset also includes deferred rent liabilities. The Company’s lease arrangements generally do not provide an implicit interest rate. As a result, in such situations the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option in the measurement of its ROU assets and liabilities. Lease expense for operating leases is recognized on a straight-line basis over the lease term. The Company has some lease agreements with lease and non-lease components, which are accounted for as a single lease component.
(k) Capitalized Software
We capitalize certain costs associated with the development or purchase of internal-use software. The amounts capitalized are included in property, plant, and equipment, net on the accompanying consolidated balance sheets and are amortized on a straight-line basis over the estimated useful life of the resulting software, which approximates 3 years. As of December 31, 2019 and 2018, net capitalized software, totaled $2.4 million and $1.3 million, including accumulated amortization of $5.3 million and $5.0 million, respectively. No amortization expense is recorded until the software is ready for its intended use. For the years ended December 31, 2019, 2018, and 2017, amortization expense related to capitalized software was $0.8 million, $0.5 million and $0.6 million, respectively.
(l)  Long-Lived Assets
Long-lived assets primarily consist of property, plant, and equipment, net and are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset to be tested for possible impairment, we first compare undiscounted cash flows expected to be generated by that asset group to its carrying amount. We assess impairment for asset groups, which represent a combination of assets that produce distinguishable cash flows. If the carrying amount of the asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. We have not recorded any impairment charges during the years presented.
(m) Other Noncurrent Assets
Other noncurrent assets consist primarily of deposits.
(n) Fair Value Measurements
We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We estimate fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which is categorized in one of the following levels:
•Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date;
•Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability; and
•Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.
The carrying amounts included in the Consolidated Balance Sheets under current assets and current liabilities approximate fair value because of the short maturity of these instruments. The following tables summarize the fair value of assets that are recorded in the Company’s Consolidated Balance Sheets as of December 31, 2019 and December 31, 2018 at fair value on a recurring basis:

Fair Value Measurements as of December 31, 2019
	Level 1	Level 2	Level 3
	(In thousands)
Assets
Money Market	$423,149	$—	$—
Certificate of deposit	42,630	—	—
Total assets at fair value	$465,779	$—	$—

Fair Value of Measurements as of December 31, 2018
	Level 1	Level 2	Level 3
	(In thousands)
Assets
Money Market	$22,908	$—	$—
Certificate of deposit	24,277	—	—
Total asset at fair value	$47,185	$—	$—
(o) Segments
Operating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources to an individual segment and in assessing performance. The Company’s CODM is its Chief Executive Officer. The Company has determined that it operates in one operating segment and one reportable segment, as the CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance.
(p) Comprehensive Loss
Comprehensive loss generally represents all changes in equity other than transactions with owners. Our comprehensive loss consists of net loss and foreign currency translation adjustments.
(q) Revenue Recognition
Spaceflight operations and other revenue is recognized for providing human spaceflights and carrying payload cargo into space. While we have yet to undertake our first commercial human spaceflight, we successfully carried multiple payloads into space in February 2019 and the year ended December 31, 2018 and recognized revenue related to these spaceflights during the years ended December 31, 2019 and 2018, respectively. No revenue was recognized for the year ended December 31, 2017. In addition, we have a sponsorship arrangement for which revenue is recognized over the sponsorship term.
Engineering services revenue is recognized for providing services for the research, design, development, manufacture, integration and sustainment of advanced technology aerospace systems, products and services. We have arrangements as a subcontractor to the primary contractor of a long-term contract with the U.S. Government and perform the specified work on a time-and-materials basis subject to a guaranteed maximum price.
For the year ended December 31, 2019
We recognize revenue when control of the promised service is transferred to our customers in an amount that reflects the consideration we expect to be entitled to in exchange for those services.
Our spaceflight operations and other revenue contracts generally contain only one type of distinct performance obligation, carrying spaceflight payloads with delivery of the associated flight data. Revenue for each spaceflight payload is recognized at a point in time upon delivery of flight data to the customer. Revenue for future contracts for human spaceflights is expected to be recognized at a point in time upon successful completion of a spaceflight.
Our engineering services revenue contract obligates us to provide services that together are one distinct performance obligation; the delivery of engineering services. The Company elected to apply the ‘as-invoiced’ practical expedient to such revenues, and as a result, will bypass estimating the variable transaction price. Revenue is recognized as control of the performance obligation is transferred over time to the customer.
Disaggregation of Revenue
Spaceflight operations revenue, engineering services revenue and sponsorship revenue was $0.8 million, $2.8 million, and $0.2 million for the year ended December 31, 2019, respectively.
Contract Balances
Contract assets are comprised of billed accounts receivable and unbilled receivables, which is the result of timing of revenue recognition, billings and cash collections. The Company records accounts receivable when it has an unconditional right to consideration.
The revenue recognized in the engineering services revenue contract often exceeds the amount billed to the customer. The Company records the portion of the revenue amounts to which the Company is entitled but for which the Company has not yet been paid as an unbilled receivable. Unbilled receivables are included in accounts receivable on the Consolidated Balance Sheets and were $0.2 million as of January 1, 2019. As of December 31, 2019, there were no unbilled receivables. As of December 31, 2019, the Company has no other contract assets.
Contract liabilities primarily relate to spaceflight operations and other revenue contracts and are recorded when cash payments are received or due in advance of performance. Cash payments for spaceflight services are classified as customer deposits until enforceable rights and obligations exist, when such deposits also become nonrefundable. Customer deposits become nonrefundable and are recorded as deferred revenue following the Company’s delivery of the conditions of carriage to the customer and execution of an informed consent. As of December 31, 2019, the Company has no deferred revenue.
Payment terms vary by customer and type of revenue contract. It is generally expected that the period of time between payment and transfer of promised goods or services will be less than one year. In such instances, the Company has elected the practical expedient to not evaluate whether a significant financing component exists.
Remaining Performance Obligations
As of December 31, 2019, we have one engineering services revenue contract for which we expect to transfer all remaining promises to the customer in the fiscal year ending December 31, 2020. We do not disclose information about remaining performance obligations for (a) contracts with an original expected length of one year or less, (b) revenues recognized at the amount at which we have the right to invoice for services performed, or (c) variable consideration allocated to wholly unsatisfied performance obligations.
Contract Costs
The Company has not incurred any contract costs in obtaining or fulfilling its contracts.
All of the Company’s revenues are related to two customers for the year ended December 31, 2019, with a single customer accounting for approximately 42% of accounts receivable as of December 31, 2019.
For the years ended December 31, 2018 and 2017
We recognize revenue when delivery of our obligations to our customer has occurred, the collection of the relevant receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable. Revenue is measured at the fair value of the consideration received excluding discounts, rebates, value added tax, and other sales taxes or duty. Cash payments for spaceflight services are classified as customer deposits until persuasive evidence of an arrangement exists, when such deposits also become nonrefundable. Customer deposits become nonrefundable and are recorded as deferred revenue following the Company’s delivery of the conditions of carriage to the customer and execution of an informed consent. Spaceflight operations revenue is recognized when delivery of the service has been completed, namely the experience of spaceflight or satellite payload flight. Cash payments for sponsorships are deferred and recognized as revenue evenly over the sponsorship term. Engineering services revenue is recognized on a time-and-materials basis for direct labor hours incurred at fixed hourly rates.
Spaceflight operations revenue was $0.8 million for the year ended December 31, 2018. No spaceflight operations revenue was recognized for the year ended December 31, 2017. Engineering services revenue was $1.2 million and $1.0 million for the years ended December 31, 2018 and 2017, respectively. Sponsorship revenue was $0.8 million and $0.8 million for the years ended December 31, 2018 and 2017, respectively.
(r) Cost of Revenue
Costs of revenue related to spaceflights include costs related to the consumption of a rocket motor, fuel, payroll and benefits for our pilots and ground crew, and maintenance. Costs of revenue related to the engineering services consist of expenses related to materials and human capital, such as payroll and benefits. Once technological feasibility is reached, we will capitalize the cost to construct any additional spaceship vehicles. Costs of revenue will include spaceship vehicle depreciation once those spaceship vehicles are placed into service.
(s) Selling, General and Administrative
Selling, general and administrative expenses consist of human capital related expenses for employees involved in general corporate functions, including executive management and administration, accounting, finance, tax, legal, information technology, marketing and human resources; depreciation expense and rent relating to facilities, including the lease with Spaceport America, and equipment; professional fees and other general corporate costs. Human capital expenses primarily include salaries and benefits.
(t) Research & Development
We conduct research and development (“R&D”) activities to develop existing and future technologies that  advance our spaceflight system towards commercialization. R&D activities include basic research, applied research, concept formulation studies, design, development, and related test program activities. Costs incurred for developing our spaceflight system and flight profiles primarily include equipment, material, and labor hours. Costs incurred for performing test flights primarily include rocket motors, fuel, and payroll and benefits for pilots and ground crew. R&D costs also include rent, maintenance, and depreciation of facilities and equipment and other allocated overhead expenses. We expense all R&D costs as incurred and have not capitalized any spaceship vehicle development costs to date.
(u) Income Taxes
As of October 25, 2019 and December 31, 2018 and for the period from January 1, 2019 through October 25, 2019 and for the years ended December 31, 2018 and 2017, we adopted the separate return approach for the purpose of presenting the combined financial statements, including the income tax provisions and the related deferred tax assets and liabilities. The historic operations of the Company reflect a separate return approach for each jurisdiction in which the Company had a presence and GV has filed tax returns for the years ended December 31, 2018 and 2017 and will file a tax return for the period from January 1, 2019 through October 25, 2019. As of December 31, 2019 and for the period from October 26, 2019 through December 31, 2019, we will file a separate stand-alone tax return.
The Company records income tax expense for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records valuation allowances to reduce its deferred tax assets to the net amount that it believes is more likely than not to be realized. Its assessment considers the recognition of deferred tax assets on a jurisdictional basis. Accordingly, in assessing its future taxable income on a jurisdictional basis, the Company considers the effect of its transfer pricing policies on that income. The Company has placed a full valuation allowance against U.S. federal and state deferred tax assets since the recovery of the assets is uncertain.
The Company recognizes tax benefits from uncertain tax positions only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. As the Company expands, it will face increased complexity in determining the appropriate tax jurisdictions for revenue and expense items which may differ from that of GV. The Company’s policy is to adjust these reserves when facts and circumstances change, such as the closing of a tax audit or refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the income tax expense in the period in which such determination is made and could have a material impact on its financial condition and operating results. The income tax expense includes the effects of any accruals that the Company believes are appropriate, as well as the related net interest and penalties.
(v) Long Term Incentive Plan and Cash Incentive Plan
Long Term Incentive Plan
Prior to the consummation of the Virgin Galactic Business Combination, certain members of management participated in V10’s Long Term Incentive Plan (the “LTIP Plan”). The LTIP Plan’s purpose was to enhance the ability for us to attract, motivate, and retain certain of our key executives and to strengthen their commitment to us by providing additional compensation in the form of one or more bonus pools payable under the LTIP Plan in the case of a trigger event.
Upon any trigger event (generally a stock sale, asset sale, public offering, or full return of capital at V10), a bonus pool was to be created where the realization value for such trigger event is greater than the base value, as defined by the LTIP Plan. The participants would then be entitled to receive their allocation of the bonus pool in cash within 60 days of the trigger event’s occurrence. In 2018, the LTIP Plan was cancelled and replaced with a multiyear cash incentive plan (the “Cash Incentive Plan”), described below.
Cash Incentive Plan
On June 19, 2017, the Company adopted the Cash Incentive Plan to provide cash bonuses to employees based on the attainment of three qualifying milestones with defined target dates. The maximum aggregate amount of cash awards under the Cash Incentive Plan is $30.0 million, and approved awards have been allocated equally to each milestone. Compensation cost is recognized when it is probable that a milestone will be achieved. Upon achieving each milestone by the defined target date, 50% of the cash award for that milestone will be vested and the remaining 50% will be vested upon the one year anniversary of the target date if the employee maintained employment in good standing. In the event the milestone is not achieved by the defined target date, but no later than six months after the defined target date, the milestone award would be reduced by half, of which 50% will be vested upon achieving the delayed target date and the remaining 50% will be vested upon the one year anniversary of the delayed target date if the employee maintained employment in good standing. If the milestone is not achieved by six months after the defined target date, the award attributed to that milestone would expire and the associated cash award value would be reserved for future grants under the Cash Incentive Plan.
The first qualifying milestone was not achieved under the Cash Incentive Plan. The second qualifying milestone under the Company’s multiyear cash incentive plan was amended upon the closing of the Virgin Galactic Business Combination such that the participants who remained continuously employed through the closing of the Virgin
Galactic Business Combination were entitled to receive 100% of the bonus that such participant would have otherwise received upon the achievement of the original second qualifying milestone, as amended. The Company recognized and settled the $9.9 million in compensation costs owed to participants for the second qualifying milestone upon the closing of the Transaction. The remaining third milestone is deemed not probable of being achieved. As such, no accrual has been recorded related to this plan as of December 31, 2019 or December 31, 2018. In the event the Company believes a payment related to the Cash Incentive Plan will become probable in the future, an accrual will be recorded at that time based on the anticipated payout.
(w)  Concentrations of Credit Risks and Significant Vendors and Customers
Financial instruments that potentially subject us to a significant concentration of credit risk consist primarily of cash and cash equivalents and of certificates of deposit. In respect to accounts receivable, we are not exposed to any significant credit risk to any single counterparty or any company of counterparties having similar characteristics.
(x) Foreign Currency
The functional currency of our foreign subsidiary operating in the United Kingdom is the local currency. Assets and liabilities are translated to the United States dollar using the period-end rates of exchange. Revenue and expenses are translated to the United States dollar using average rates of exchange for the period. Exchange differences arising from this translation of foreign currency are recorded as other comprehensive income.
(y) Stock-Based Compensation
We recognize all stock-based awards to employees and directors as stock-based compensation expense based upon their fair values on the date of grant.
We estimate the fair value of stock-based payment awards on the date of grant. The value of the portion of the award that is ultimately expected to vest is recognized as an expense during the requisite service periods. We have estimated the fair value for each option award as of the date of grant using the Black-Scholes option pricing model. The Black-Scholes option pricing model considers, among other factors, the expected life of the award and the expected volatility of our stock price. We recognize the stock-based compensation expense over the requisite service period using the straight-line method for service condition only awards, which is generally a vesting term of four years. Stock options typically have a contractual term of 10 years. The stock options granted have an exercise price equal to the closing stock price of our common stock on the grant date. Compensation expense for restricted stock units are based on the market price of the shares underlying the awards on the grant date. Compensation expense for performance-based awards reflects the estimated probability that the performance condition will be met. Compensation expense for awards with total stockholder return performance metrics reflects the fair value calculated using the Monte Carlo simulation model, which incorporates stock price correlation and other variables over the time horizons matching the performance periods.